SGA Emerging Markets Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.8%
Communication Services—7.0%
Kakao Corp.	456	$102
Tencent Holdings Ltd.	3,915	251
		353

Consumer Discretionary—33.8%
Alibaba Group Holding Ltd.(1)	10,152	274
Fast Retailing Co. Ltd.	252	145
Huazhu Group Ltd. ADR	5,497	193
JD.com, Inc. ADR(1)	2,553	153
MercadoLibre, Inc.(1)	282	278
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	1,155	150
TAL Education Group ADR(1)	2,340	160
Trip.com Group Ltd. ADR(1)	6,432	167
Yum China Holdings, Inc.	3,663	176
		1,696

Consumer Staples—23.0%
Budweiser Brewing Co. APAC Ltd.	47,346	139
CP ALL PCL(1)	119,219	263
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	1,844	114
Raia Drogasil S.A.	6,005	123
Unicharm Corp.	3,977	163
Universal Robina Corp.	51,223	134
Wal-Mart de Mexico SAB de C.V.	91,303	219
		1,155

Financials—14.8%
AIA Group Ltd.	21,143	198
HDFC Bank Ltd. ADR	5,836	265
Ping An Insurance Group Co. of China Ltd. Class H	14,055	140
Sanlam Ltd.	41,508	141
		744

Health Care—6.6%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	84,504	189
Wuxi Biologics Cayman, Inc.(1)	7,614	140
		329

Industrials—2.2%
Kansas City Southern	734	110
Information Technology—8.3%
Infosys Ltd. Sponsored ADR	27,464	265
	Shares	Value

Information Technology—continued
Visa, Inc. Class A	772	$149
		414

Materials—3.1%
Asian Paints Ltd.	6,944	155
Total Common Stocks (Identified Cost $4,584)		4,956

Total Long-Term Investments—98.8% (Identified Cost $4,584)		4,956

Short-Term Investment—0.9%
Money Market Mutual Fund—0.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.085%)(2)	46,220	46
Total Short-Term Investment (Identified Cost $46)		46

TOTAL INVESTMENTS—99.7% (Identified Cost $4,630)		$5,002
Other assets and liabilities, net—0.3%		14
NET ASSETS—100.0%		$5,016

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
China	40%
India	13
Hong Kong	7
Mexico	6
Japan	6
United States	6
Argentina	6
Other	16
Total	100%
† % of total investments as of June 30, 2020.
See Notes to Schedule of Investments

SGA Emerging Markets Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$4,956	$2,663	$2,293
Money Market Mutual Fund	46	46	—
Total Investments	$5,002	$2,709	$2,293
There were no securities valued using significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

SGA EMERGING MARKETS GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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